EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED DECEMBER 16, 2009 TO PROSPECTUS DATED JULY 31, 2009

INVESTMENT STRATEGY AND NAME CHANGE FOR THE SMALL CAP GROWTH FUND

Upon approval by the SEC, the Small Cap Growth Fund’s investment strategy will be changed from an active small cap growth investment style to a quantitative small cap core investment style. At that time, the name of the Fund also will be changed to the Small Cap Core Fund.

The Fund’s new investment strategy combines a broad, risk-efficient, low trading cost approach, and consistent exposure to the small capitalization segment of the U.S. equity market, adding value through a multi-factor stock selection model, portfolio construction techniques and using sophisticated trading tactics. Under the new investment strategy, the holdings in the Fund’s portfolio will increase to approximately 3,000 securities.

As a result of this change in investment strategy, the Adviser has agreed to reduce the Fund’s advisory fee to 0.85% of average daily net assets. The Fund’s current advisory fee is 1.00% of the first $1 billion of average daily net assets, 0.94% of the next $1 billion in average daily net assets, and 0.90% of average daily net assets over $2 billion.

It is expected that the Fund’s assets will be fully invested pursuant to its new investment strategy in or about the first quarter of 2010.

Small Cap Growth Fund shareholders will be mailed a copy of the Fund’s updated prospectus with information about the Fund’s new investment strategy in or about the first quarter of 2010.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com

NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED DECEMBER 16, 2009 TO PROSPECTUS DATED JULY 31, 2009

PENDING REORGANIZATION OF NORTHERN MID CAP GROWTH FUND INTO NORTHERN MULTI-MANAGER MID CAP FUND

The Board of Trustees has determined that the Northern Mid Cap Growth Fund should be reorganized into the Northern Multi-Manager Mid Cap Fund (the “Reorganization”). It is expected that the Reorganization, which is subject to shareholder approval, will occur during the second quarter of 2010.

The Reorganization will be accomplished by the transfer of all assets and liabilities of the Mid Cap Growth Fund into the Multi- Manager Mid Cap Fund. On the closing date of the Reorganization, shareholders of the Mid Cap Growth Fund will become shareholders of the Multi-Manager Mid Cap Fund.

The Board of Trustees believes that the pending Reorganization is in the best interests of the Mid Cap Growth Fund, and that the interest of the Fund’s shareholders will not be diluted as a result of the Reorganization. Shareholders of the Mid Cap Growth Fund will receive additional information before the Reorganization.

In connection with the pending Reorganization, the Mid Cap Growth Fund will discontinue accepting orders for the purchase of or exchange into Fund shares as of December 17, 2009. The pending Reorganization may be terminated and/or abandoned at any time before the closing date by action of the Board of Trustees.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com

NORTHERN FUNDS PROSPECTUS